SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 4, 2018

TYG SOLUTIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-55657	46-2645343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 West C Street, Suite 2040 San Diego, CA	92101
(Address of principal executive offices)	(Zip Code)

(760) 607-8268

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Changes in Registrant’s Certifying Accountant.

Dismissal of Previous independent registered public accounting firm

On October 4, 2018, TYG Solutions Corp.’s (the “Company”) Board of Directors dismissed Accell Audit and Compliance, P.A. (“Accell”) as its independent registered public accounting firm.

Accell audited the Company’s financial statements for the years ended December 31, 2016 and December 31, 2017.  During the Company’s two most recent fiscal years and subsequent interim period preceding dismissal, there were no disagreements with Accell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Accell, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Company has provided a copy of this disclosure to Accell, and requested that Accell furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether Accell agrees with the statements made by the Company and, if not, stating the respects in which Accell does not agree.

A copy of Accell’s response to this Report on Form 8-K is attached hereto as Exhibit 16.1.

Appointment of independent registered public accounting firm

On October 4, 2018, the Company’s Board of Directors approved the engagement of dbbmckennon, 16959 Bernardo Center Drive, San Diego, CA 92128, Phone: (858) 217-4035 (“dbbmckennon”) as its independent registered public accounting firm for the fiscal year ended December 31, 2018. During the fiscal years ended December 31, 2017 and December 31, 2016, and the subsequent interim period through October 4, 2018, the date of engagement of dbbmckennon, the Company did not consult with dbbmckennon regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
16.1	Letter from Accell

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYG SOLUTIONS CORP

Dated: October 5, 2018	By:	/s/ Dean Petkanas
Name: Dean Petkanas Chief Executive Officer